Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 30, 2015

with respect to

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Partner Worldwide Allocation Portfolio (the “Portfolio”) is adding Paul Blankenhagen, CFA and Juliet Cohn as portfolio co-managers for the portion of the Portfolio managed by Principal Global Investors, LLC (“Principal”). Mark R. Nebelung, CFA and John Pihlblad, CFA will continue as portfolio co-managers for the Portfolio. As a result, the following is hereby added to “Portfolio Manager(s)” section in the “Summary Section” describing the Portfolio and in the section about the Portfolio in “Portfolio Management” under “Management”:

Paul Blankenhagen, CFA and Juliet Cohn have served as portfolio co-managers for the Principal portion of the Portfolio since 2015. Mr. Blankenhagen is a co-portfolio manager for the European Equity, International Core, and International Diversified Equity portfolios at Principal. He joined the firm in 1992, has been a member of the international equity team since 1995, and was named a portfolio manager in 2000. Ms. Cohn is responsible for co-managing Principal’s European Equity, International Core and International Diversified Equity portfolios. She joined the firm in 2003 as a portfolio manager for European equities, and was named to the latter two strategies in 2004.

The date of this Supplement is November 3, 2015.

Please include this Supplement with your Prospectus.

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Thrivent Series Fund, Inc.

Supplement to the Statement of Additional Information

dated April 30, 2015

with respect to

Thrivent Partner Worldwide Allocation Portfolio

Thrivent Partner Worldwide Allocation Portfolio (the “Portfolio”) is adding Paul Blankenhagen, CFA and Juliet Cohn as portfolio co-managers for the portion of the Portfolio managed by Principal Global Investors, LLC (“Principal”). Mark R. Nebelung, CFA and John Pihlblad, CFA will continue as portfolio co-managers for the Portfolio. As a result, the following changes are hereby made in the sections of the Statement of Additional Information describing the Portfolio.

1.	The sentence under “Principal Portfolio Managers” in the section about the Portfolio under “Investment Adviser, Investment Subadvisers, and Portfolio Managers” is deleted and replaced with the following:

The Principal portion of Thrivent Partner Worldwide Allocation Portfolio is managed by John Pihlblad, Mark R. Nebelung, Paul Blankenhagen, and Juliet Cohn.

2.	The following information, which is as of September 30, 2015, is added under “Other Accounts Managed by the Principal Portfolio Managers” in the section about the Portfolio under “Investment Adviser, Investment Subadvisers, and Portfolio Managers”:

Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (USD MM)
Paul Blankenhagen	Registered Investment Companies	2	$6,044.4
	Other Pooled Investment Vehicles	3	$2,780.1
	Other Accounts	4	$380.5

Juliet Cohn	Registered Investment Companies	2	$6,044.4
	Other Pooled Investment Vehicles	3	$2,780.1
	Other Accounts	4	$380.5

None of the accounts listed above has performance-based advisory fees.

3.	The following sentence is hereby added under “Ownership in the Portfolio” in the section about the Portfolio under “Investment Adviser, Investment Subadvisers, and Portfolio Managers”:

Mr. Blankenhagen and Ms. Cohn do not own shares in the Portfolio.

The date of this Supplement is November 3, 2015.

Please include this Supplement with your Statement of Additional Information.

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